Exhibit 10.47B
WAKEBOARD NORTH PSA
Schedules
Schedule 3.03(b)
Seller Consents
1. Consents necessary to effect the Closing under (a) the Amended and Restated Credit Agreement, dated as of October 28, 2002, among Orion Power New York, L.P., as Borrower, Banc of America Securities LLC and BNP Paribas, as Lead Arrangers and Joint Book Runners, the lenders party thereto, and Bank of America, N.A., as Issuing Bank and as Administrative Agent, as amended to date, (b) the “Financing Documents” as defined therein or executed pursuant thereto and as amended to date, and (c) any of the “Credit Parties’” (as defined therein) organizational documents.
2. Consents necessary to effect the Closing under (i) the Second Amended and Restated Credit Agreement dated October 28, 2002, among Orion Power Midwest, L.P., as Borrower, Banc of America Securities LLC and BNP Paribas, as Lead Arrangers and Joint Book Runners, the lenders parties thereto, Bank of America, N.A., as Issuing Bank and Administrative Agent, as amended to date, and (ii) the “Financing Documents” as defined therein or executed pursuant thereto and as amended to date.
3. Consents necessary, if any, to effect the Closing under (i) the Amended and Restated Credit and Guaranty Agreement, dated as of March 28, 2003, by and among Reliant Energy, Inc. and the other Credit Parties referred to therein; the Lenders referred to therein; Bank of America, N.A., as Administrative Agent, as Collateral Agent, and as an Issuing Bank; and Barclays Bank, PLC and Deutsche Bank AG, New York Branch, as syndication agents for the Lenders, as amended to date and (ii) the “Fundamental Documents” as defined therein or executed pursuant thereto and as amended to date.

Schedule 3.03(c)
Seller Governmental Approvals
1. New York State Department of Environmental Conservation (“NYSDEC”) Permits/Registrations — the following permits subject to New York Codes, Rules and Regulations Title 6 (“6 NYCRR”), Part 621 Applications for Permit Transfer will require prior notification of change of in equity ownership. These permits are held by Carr Street Generating Station, L.P., Erie Boulevard Hydropower, L.P. and Orion Power New York GP II, Inc.
State Pollutant Discharge Elimination System (water discharge permits)
Title IV, Article 19 (air permits) and companion regulations at 6 NYCRR Parts 201, 203, & 215
Title V (air permits)
Section 401 Water Quality Certification
Environmental Conservation Law Article 15 (stream disturbance permits)
2. New York State Department of Environmental Conservation (“NYSDEC”) Permits/Registrations — the following permits subject to New York Codes, Rules and Regulations Title 6 (“6 NYCRR”), Part 621 Applications for Permit Transfer will require the submission of a permit transfer application at least 30 days prior to the name change of Orion Power New York GP II, Inc. in connection with the OPNY Corporate Reorganization:
Section 401 Water Quality Certification
3. New York State Department of Public Service Approvals
     The sale to Buyer of Carr Street Generating Station, L.P., Erie Boulevard Hydropower, L.P., Orion Power New York GP II, Inc. is subject to the prior approval of the Public Service Commission pursuant to Public Service Law Section 70.
4. Federal Energy Regulatory Commission Approvals (“FERC”)
     Section 203 Application for transfer of ownership of the FERC jurisdictional facilities must be approved in advance by FERC.
5. Federal Communications Commission (“FCC”)
     FCC approval required for transfer of ownership or control of radio licenses.
6. NYSDEC Consent Orders
     The prior written approval of NYSDEC is required to replace Non-Company Affiliates that are consent parties (see Schedule 4.12).
7. Hart-Scott-Rodino Act

     Applicable requirements under the HSR Act
8. Securities and Exchange Commission
     Applicable reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder.

Schedule 3.04
Capitalization

Carr Street Generating Station, L.P.

General Partner

Orion Power New York GP, Inc.	1% general partnership interest

Limited Partner

Orion Power New York, L.P.	99% limited partnership interest

Erie Boulevard Hydropower, L.P.

General Partner

Orion Power New York GP, Inc.	1% general partnership interest

Limited Partner

Orion Power New York, L.P.	99% limited partnership interest
Encumbrances
(1)	Liens, restrictions on transfer or encumbrances created under (a) the Amended and Restated Credit Agreement, dated as of October 28, 2002, among Orion Power New York, L.P., as Borrower, Banc of America Securities LLC and BNP Paribas, as Lead Arrangers and Joint Book Runners, the lenders party thereto, and Bank of America, N.A., as Issuing Bank and as Administrative Agent, as amended to date, and (b) the “Financing Documents” as defined therein or executed pursuant thereto and as amended to date.

(2)	Liens, restrictions on transfer or encumbrances created under (a) the Second Amended and Restated Credit Agreement dated October 28, 2002, among Orion Power Midwest, L.P., as Borrower, Banc of America Securities LLC and BNP Paribas, as Lead Arrangers and Joint Book Runners, the lenders parties thereto, Bank of America, N.A., as Issuing Bank and Administrative Agent, as amended to date, and (b) the “Financing Documents” as defined therein or executed pursuant thereto and as amended to date.
Orion Power Operating Services Carr Street, Inc.*
Authorized capital stock 100 shares, par value $1.00

Orion Power Operating Services, Inc.	100 shares

*	Note: subject to change of OPNY Corporate Reorganization and OPOS Corporate Reorganization occur.

Orion Power Operating Services Coldwater, Inc.†

Authorized capital stock	100 shares, par value $1.00

Orion Power Operating Services, Inc.	100 shares
Orion Power New York GP II, Inc.*

Authorized capital stock	100 shares, par value $1.00

Orion Power Holdings, Inc.	100 shares
Encumbrances
Liens, restrictions on transfer or encumbrances created under (i) the Amended and Restated Credit and Guaranty Agreement, dated as of March 28, 2003, by and among Reliant Energy, Inc. and the other Credit Parties referred to therein; the Lenders referred to therein; Bank of America, N.A., as Administrative Agent, as Collateral Agent, and as an Issuing Bank; and Barclays Bank, PLC and Deutsche Bank AG, New York Branch, as syndication agents for the Lenders, as amended to date and (ii) the “Fundamental Documents” as defined therein or executed pursuant thereto, and as amended to date.

†	Note: subject to change of OPNY Corporate Reorganization and OPOS Corporate Reorganization occur.

Schedule 4.02(a)
Company Consents
1. Consents necessary to effect the Closing under (a) the Amended and Restated Credit Agreement, dated as of October 28, 2002, among Orion Power New York, L.P., as Borrower, Banc of America Securities LLC and BNP Paribas, as Lead Arrangers and Joint Book Runners, the lenders party thereto, and Bank of America, N.A., as Issuing Bank and as Administrative Agent, as amended to date, (b) the “Financing Documents” as defined therein or executed pursuant thereto and as amended to date, and (c) any of the “Credit Parties’” (as defined therein) organizational documents.
2. Consents necessary to effect the Closing under (i) the Second Amended and Restated Credit Agreement dated October 28, 2002, among Orion Power Midwest, L.P., as Borrower, Banc of America Securities LLC and BNP Paribas, as Lead Arrangers and Joint Book Runners, the lenders parties thereto, Bank of America, N.A., as Issuing Bank and Administrative Agent, as amended to date, and (ii) the “Financing Documents” as defined therein or executed pursuant thereto and as amended to date.
3. Consents, if any, necessary to effect the Closing under (i) the Amended and Restated Credit and Guaranty Agreement, dated as of March 28, 2003, by and among Reliant Energy, Inc. and the other Credit Parties referred to therein; the Lenders referred to therein; Bank of America, N.A., as Administrative Agent, as Collateral Agent, and as an Issuing Bank; and Barclays Bank, PLC and Deutsche Bank AG, New York Branch, as syndication agents for the Lenders, as amended to date and (ii) the “Fundamental Documents” as defined therein or executed pursuant thereto, as amended to date.

Schedule 4.03
Capitalization
1. Typical rights of a Pledgee to all cash, securities, dividends and other property received or otherwise distributed, substituted or exchanged in respect of or exchange for the Company Interests and created under (i) the Amended and Restated Credit Agreement, dated as of October 28, 2002, among Orion Power New York, L.P., as Borrower, Banc of America Securities LLC and BNP Paribas, as Lead Arrangers and Joint Book Runners, the lenders party thereto, and Bank of America, N.A., as Issuing Bank and as Administrative Agent, as amended to date, and (b) the “Financing Documents” as defined therein or executed pursuant thereto and as amended to date.
2. Typical rights of a Pledgee to all cash, securities, dividends and other property received or otherwise distributed, substituted or exchanged in respect of or exchange for the Company Interests and created under (i) the Second Amended and Restated Credit Agreement dated October 28, 2002, among Orion Power Midwest, L.P., as Borrower, Banc of America Securities LLC and BNP Paribas, as Lead Arrangers and Joint Book Runners, the lenders parties thereto, Bank of America, N.A., as Issuing Bank and Administrative Agent, as amended to date, and (ii) the “Financing Documents” as defined therein or executed pursuant thereto and as amended to date.
3. Typical rights of a Pledgee to all cash, securities, dividends and other property received or otherwise distributed, substituted or exchanged in respect of or exchange for the Company Interests and created under (i) the Amended and Restated Credit and Guaranty Agreement, dated as of March 28, 2003, by and among Reliant Resources, Inc. and the other Credit Parties referred to therein; the Lenders referred to therein; Bank of America, N.A., as Administrative Agent, as Collateral Agent, and as an Issuing Bank; and Barclays Bank, PLC and Deutsche Bank AG, New York Branch, as syndication agents for the Lenders, as amended to date and (ii) the “Fundamental Documents” as defined therein or executed pursuant thereto and as amended to date.

Schedule 4.04
February 29 Balance Sheet
ERIE BOULEVARD HYDROPOWER, L.P.
Balance Sheet — Unaudited
February 29, 2004
(Thousands of Dollars)

Assets
Current assets:
Cash and cash equivalents	$9,094
Accounts receivable, net	9,461
Materials and supplies	934
Prepaid insurance and property taxes	13,098
Other current assets	618

Total current assets	33,205

Property, plant and equipment, net	521,246

Other assets:
Other intangibles, net	66,313

Total other assets	66,313

Total assets	$620,764

Liabilities and Partner’s Capital
Current liabilities:
Accounts payable	$4,261
Payable to affiliates, net	160,238
Accrued expenses, net	2,358

Total current liabilities	166,857

Long-term debt	932

Other liabilities:
Contractual obligation	1,284
Benefits obligations	6,248
Other	13

Total other liabilities	7,545

Total liabilities	175,334

Partner’s capital	445,430

Total liabilities and partner’s capital	$620,764

CARR STREET GENERATING STATION, LP,
Balance Sheet — Unaudited
February 29, 2004
(Thousands of Dollars)

Assets
Current assets:
Cash and cash equivalents	$636
Accounts receivable, net	196
Materials and supplies	1,038
Fuel inventory	302
Prepaid insurance and property taxes	333
Other current assets	540

Total current assets	3,045

Property, plant and equipment, net	11,480

Other assets:
Other intangibles, net	1,325
Other	5

Total other assets	1,330

Total assets	$15,855

Liabilities and Partner’s Capital
Current liabilities:
Accounts payable	$130
Payable to affiliates, net	3,519
Accrued expenses	114

Total current liabilities	3,763

Other liabilities:
Other	1

Total other liabilities	1

Total liabilities	3,764

Partner’s capital	12,091

Total liabilities and partner’s capital	$15,855

ORION POWER OPERATING SERVICES COLD WATER INC.
Consolidated Balance Sheet — Unaudited
February 29, 2004
(Thousands of Dollars)

Assets
Current assets:
Cash and cash equivalents	$2,558

Total current assets	2,558

Other assets:
Other	5

Total other assets	5

Total assets	$2,563

Liabilities and Shareholder Equity
Current liabilities:
Accounts payable	$46
Payable to affiliates, net	702
Accrued expenses	293

Total current liabilities	1,041

Other liabilities:
Other	50

Total other liabilities	50

Total liabilities	1,091

Shareholder equity	1,472

Total liabilities and shareholder equity	$2,563

ORION POWER OPERATING SERVICES CARR STREET INC.
Balance Sheet — Unaudited
February 29, 2004
(Thousands of Dollars)

Assets
Current assets:
Cash and cash equivalents	$111
Receivable from affiliates, net	147

Total current assets	258

Total assets	$258

Liabilities and Shareholder Equity
Current liabilities:
Accounts payable	$7
Accrued expenses	35

Total current liabilities	42

Other liabilities:
Other	7

Total other liabilities	7

Total liabilities	49

Shareholder equity	209

Total liabilities and shareholder equity	$258

ORION POWER NEW YORK GP II, INC.
Balance Sheet — Unaudited
February 29, 2004
(Thousands of Dollars)

Assets
Current assets:
Cash and cash equivalents	$302
Account receivable, net	43
Prepaid insurance and property taxes	18

Total current assets	363

Property, plant and equipment, net	1,412

Total assets	$1,775

Liabilities and Partner’s Capital
Current liabilities:
Accounts payable	$1
Payable to affiliates, net	358
Accrued expenses	19

Total current liabilities	378

Total liabilities	378

Partner’s capital	1,397

Total liabilities and partner’s capital	$1,775

ERIE BOULEVARD HYDROPOWER, L.P.
Income Statement — Unaudited
For the Period Ended February 29, 2004
(Thousands of Dollars)

Operating revenues:
Revenues	$20,266

Operating expenses:
Purchased power	97
Operations and maintenance	6,305
Taxes other than income taxes	3,850
Depreciation and amortization	1,989

Total operating expenses	12,241

Operating income	8,025

Interest expense, net	(4)

Net income	$8,021

CARR STREET GENERATING STATION, L.P.
Income Statement — Unaudited
For the Period Ended February 29, 2004
(Thousands of Dollars)

Operating revenues:
Revenues	$717

Operating expenses:
Fuel	186
Fuel — affiliates	48
Purchased power	75
Operations and maintenance	301
Taxes other than income taxes	114
Depreciation and amortization	67

Total operating expenses	791

Operating loss	(74)

Net loss	$(74)

ORION POWER OPERATING SERVICES COLD WATER INC.
Income Statement — Unaudited
For the Period Ended February 29, 2004
(Thousands of Dollars)

Servicing revenues, net of operations and maintenance expenses	$138

Interest revenues	1
Income before taxes	139

Income taxes	49

Net income	$90

ORION POWER OPERATING SERVICES CARR STREET INC.
Income Statement — Unaudited
For the Period Ended February 29, 2004
(Thousands of Dollars)

Servicing revenues, net of operations and maintenance expenses	$18

Income before taxes	18

Income taxes	6

Net income	$12

ORION POWER NEW YORK GP II, INC.
Income Statement — Unaudited
For the Period Ended February 29, 2004
(Thousands of Dollars)

Operating revenues:
Revenues	$83

Operating expenses:
Operations and maintenance	3
Taxes other than income taxes	4
Depreciation and amortization	90

Total operating expenses	97

Operating loss	(14)

Income taxes	(5)

Net loss	$(9)

Schedule 4.05(a)
Certain Company Liabilities

Liability	Amount (US$)
Pension Liability	$502,066
Post Retirement Liability	$88,973
Local 97 increase in vacation liability	$587,062
NYSDEC annual liabilities accrued	$156,250
River enhancement fund liabilities accrued	$30,675
Environmental liability	$345,885	‡

‡	Per GAAP as of February 29, 2004, based on information available, including coverage under Commerce and Industry Insurance Company Cleanup Cost Cap Policy No. 8086703 for Erie Boulevard Hydropower, L.P.

Schedule 4.05(b)
Material Adverse Effect
None.

Schedule 4.06
Litigation
1.	Claude H. Akley v. Erie Boulevard Hydropower, L.P.

2.	Carl M. Guereschi et al. v. Erie Boulevard Hydropower et al.

3.	Erie Boulevard Hydropower, L.P. v. Board of Hudson River-Black River Regulating District, et al.

4.	Isaac F. Simmons, Jr. and Catherine Simmons v. Erie Boulevard Hydropower, L.P. et al.

5.	Jeffrey Harding v. Erie Boulevard Hydropower, L.P.

6.	Erie Boulevard Hydropower, L.P. v. Town of Moreau and Harry Gutheil, Jr.

7.	Erie Boulevard Hydropower, L.P. v. Michael Orso

8.	Stuyvesant Falls Hydro Corporation v. Erie Boulevard Hydropower, L.P.

9.	Erie Boulevard Hydropower, L.P. v. Roderick Downer

10.	Consolidated Edison Company of New York, et al. v. New York Independent System Operator FERC Docket No. EL04-36.

11.	Erie Boulevard Hydropower, L.P. v. Town of Queensbury, et al. (Real Property Tax Proceeding)

12.	Erie Boulevard Hydropower, L.P. v. Town of Moreau, et al. (Real Property Tax Proceeding)

13.	Erie Boulevard Hydropower, L.P. v. Town of Ephratah and Johnstown, et al. (Real Property Tax Proceeding)

14.	Erie Boulevard Hydropower, L.P. v. Town of Orwell, et al. (Real Property Tax Proceeding)

Schedule 4.07
Compliance with Laws
1.	The School Street Station has a Consent Order relating to environmental remediation. This Consent Order was issued to Niagara Mohawk. There is a Memorandum of Understanding between Niagara Mohawk Power Corp. and Erie that requires Erie to be responsible for all cleanup costs and other liabilities associated with the Consent Order.

2.	The Ephratah Station has received four citations from the NYSDEC related to excessive pond drawdown.

3.	The Chasm Falls Hydro Station received an Order on Consent for failure to properly distribute Copies 3 and 4 of a Hazardous Waste Manifest. The Order must be signed and returned along with the penalty payment of $1,000 by no later than May 4, 2004.

4.	The Carr Street Generating Station received a letter from the U.S. Environmental Protection Agency stating that units A and B exceeded emissions for sulfur dioxide in 2001, as neither unit held any sulfur dioxide allowances in their accounts as of March 1, 2002. In accordance with 40 CFR Section 77.6 of the Acid Rain Program regulations, the penalty to be paid is $5,548. Payment of this amount is due by May 29, 2004.

Schedule 4.08
Material Contracts
(i) None
(ii) Shared Power Purchase Agreement between Erie Boulevard Hydropower L.P. and Niagara Mohawk Power Corporation dated February 24, 2000
     Power Purchase Agreement between Erie Boulevard Hydropower L.P. and Niagara Mohawk Power Corporation dated March 16, 2001
     Memorandum of Understanding Between Niagara Mohawk and Erie Boulevard Hydropower, L.P. for Motoring and Control Center Communications dated March 16, 2001
     Power Purchase Agreement between Orion Power New York GP II, Inc. and Niagara Mohawk Power Corporation dated October 24, 2002
     Service Agreement for New York ISO Market Administration and Control Area Services Tariff between the New York Independent System Operator and Carr Street Generating Station, L.P., dated November 4, 2003
     Agreement to Sell Unforced Capacity in NYISO Administered Installed Capacity Auctions between the New York Independent System Operator and Carr Street Generating Station, L.P., dated November 4, 2003
     Nine Mile Point One Emergency Power Agreement between Erie Boulevard Hydropower L.P. and Niagara Mohawk Power Corporation dated June 30, 1999, and Consent to Assignment to Nine Mile Point Nuclear Station, LLC, dated March 7, 2001.
(iii) Gas Transportation Agreement between East Syracuse Generating Company, LP and Niagara Mohawk Power Corp. dated June 26, 1998 (assigned to Carr Street in November 2003)
(iv) None.
(v) Interconnection Agreement between East Syracuse Generating Company L.P. and Niagara Mohawk Power Corporation dated February 13, 1992 and Assignment by East Syracuse Generating Company L.P. to Carr Street Generating Station L.P. dated November 19, 1998
     Interconnection Agreement between Erie Boulevard Hydropower L.P. and Niagara Mohawk Power Corporation dated February 4, 1999
     Interconnection Agreement between Orion Power New York GP II, Inc. and Niagara Mohawk Power Corporation dated November 15, 2002
(vi) None.
(vii) Service Agreement between Erie Boulevard Hydropower L.P., Village of Potsdam and Town of Potsdam dated November 15, 2001

     Service Agreement between Erie Boulevard Hydropower L.P. and City of Cohoes dated December 31, 2001
     Service Agreement between Erie Boulevard Hydropower L.P. and Lewis County dated July 10, 2002
     Service Agreement between Erie Boulevard Hydropower L.P., Town of Russia and Town of Trenton dated November 12, 2003
     Contract between Erie Boulevard Hydropower L.P. and Wood Group Generation Services for work at Spier Falls dated March 22, 2004.
(viii) Lease Agreement (Potsdam) between Erie Boulevard Hydropower L.P. and Mark Purcell dated November 11, 1999
     Pilot Mortgage, dated as of December 31, 2001, from Erie Boulevard Hydropower, LP to City of Cohoes Industrial Development Agency (“CCIDA”) (Subdocuments include: Ground Lease, Sublease, and Payment in Lieu of Taxes Agreement, between Erie and CCIDA dated December 31, 2001).
(ix) None
(x) Operations and Service Agreement between Carr Street Generating Station L.P. and COSI Carr St., Inc. dated November 19, 1998
     Operations and Service Agreement between Erie Boulevard Hydropower L.P. and COSI Coldwater, Inc dated July 28, 1999
(xi) None
(xii) None
(xiii) Collective Bargaining Agreement between Orion Power Operating Services Coldwater, Inc. and Local Union 97 dated February 8, 2001
(xiv) First Amended and Restated Agreement of Limited Partnership of Erie Boulevard Hydropower, L.P. dated April 19, 2000
     Second Amended and Restated Agreement of Limited Partnership of Carr Street Generating Station, L.P. dated April 19, 2000
(xv) Lease Agreement between East Syracuse Generating Company L.P. and Merola Family Partnership as amended by Modification dated January 15, 1992, as further amended by Modification No. 2 dated November 19, 1998
     Lease Agreement (Greenfield Office) between Orion Power Holdings, Inc. and The Edgewater Salina Company, LLC dated March 1, 1999

     Lease Agreement (Medina) between Erie Boulevard Hydropower L.P. and Lake Plains YMCA dated August 1, 1999 and extended April 1, 2003
     Lease Agreement (Potsdam) between Erie Boulevard Hydropower L.P. and Mark Purcell dated November 11, 1999
     Lease Agreement (Glenn Falls) between Erie Boulevard Hydropower L.P. and Joseph & Debra Gross dated December 31, 1999
     Lease Agreement (Graymont) between Erie Boulevard Hydropower L.P. and Graystone Materials, Inc. dated February 15, 2000
     Fulton and Medina Hydroelectric Facilities State of New York Department of Environmental Conservation Consent Order dated April 21, 2000
     Feeder Dam State of New York Department of Environmental Conservation Consent Order dated April 21, 2000
     Lease Agreement (Watertown) between Erie Boulevard Hydropower L.P. and Watertown Industrial Center Local Development Corporation dated November 21, 2000
     Feeder Dam Surplus Water Agreement
     Hudson River-Black River Regulating District Stillwater Reservoir Agreement between Erie Boulevard Hydropower L.P. and Hudson River-Black River Regulating District dated July 1, 2003
     Reservoir Operating Agreement (EJ West Hydro / Sacandaga and Hudson Rivers) between Erie Boulevard Hydropower, L.P. and the Hudson River — Black River Regulating District dated July 1, 2003
     High Dam Service Agreement (Glens Falls Feeder) between Orion Power Operating Services Coldwater, Inc. and City of Oswego dated December 19, 2003
(xvi) None
(xvii) Asset Sale Agreement between Niagara Mohawk Power Corporation and Erie Boulevard Hydropower, LP dated December 12, 1998
     Asset Purchase Agreement between East Syracuse Generating Company and Carr Street Generating Station, LP dated June 23, 1998
     Asset Purchase Agreement between Erie Boulevard Hydropower, L.P. and Newton Falls Holdings, LLC dated March 26, 2002 (as assigned to OPNY GP II)
(xviii) Collective Bargaining Agreement between Orion Power Operating Services Coldwater, Inc. and Local Union 97 dated February 8, 2001
(xix) None

Schedule 4.09
Taxes
4.09(b)
Empire Zone Credits claimed on Erie’s and Carr Street’s 2002 New York State income tax returns are currently under review by the New York State Department of Taxation and Finance. This review process is consistent with the review being undertaken by the Department of Taxation and Finance of all entities claiming real estate property tax credits under the Empire Zone Program.
4.09(e)
Tax Returns Provided
Carr Street Generating Station, L.P.
Federal Forms 1065 for tax years 3/10/98-12/31/98 and 1999 through 2002
New York State Forms IT-204 for tax years 2001 through 2002
Erie Boulevard Hydropower, L.P.
Federal Forms 1065 for tax years 7/26/99 — 12/31/99 and 2000 through 2002
New York State Forms IT-204 for tax years 2001 through 2002
Orion Power New York GP II, Inc.
Proforma Federal 1120 for tax year 2002
OPOS Coldwater, Inc.
Proforma Federal 1120 for tax years 2001 and 2002
OPOS Carr Street, Inc.
Proforma Federal 1120 for tax years 2001 and 2002
Audit Reports — Exceptions
Carr Street Generating LP — 1999 — No Change Report
Tax Audits — Exceptions
Carr Street Generating LP — 1999
Review of New York Empire Zone Credits — 2001— completed, no significant changes
Review of New York Empire Zone Credits — 2002 — pending
Section 4.09(j)
Orion Power Operating Services Carr Street, Inc., Orion Power Operating Services Coldwater, Inc. and Orion Power GP II, Inc. were members of another consolidated group
4.09(j)
Orion Power Operating Services Carr Street, Inc., Orion Power Operating Services Coldwater, Inc. and Orion Power GP II, Inc. were members of another consolidated group.

4.09(k)
Power of attorney in favor of Deloitte & Touche on behalf of Erie Boulevard Hydropower, LP form 3115 for the tax year 2/20/2002 — 12/31/02.

Schedule 4.10(a)
Employee Benefit Plans; ERISA
Company Plans
Erie Boulevard Hydropower, LP Pension Plan
Local 97 Incentive Plan — Memorandum of Understanding between Reliant Energy East Region and IBEW Local 97 (May 7, 2003)
Local 97 Vacation — Agreement Between Orion Power Operating Services Coldwater, Inc. and Local Union 97 (February 8, 2001)
Nonunion Vacation — Reliant Resources Employee Time Off and Retiree Program Brief Summary 2003 for Non-Represented, Non Transitional Employees Hired After 7/29/99 and Reliant Resources Employee Time Off and Retiree Program Brief Summary for Non-Represented Employees Transitional From Niagara Mohawk Hired Before 7/29/99.
Local 97 Sick Leave — Memorandum of Understanding between Reliant Energy East Region and IBEW Local 97 (May 7, 2003)
Non union Sick Leave — Reliant Resources Employee Time Off and Retiree Program Brief Summary 2003 for Non-Represented, Non Transitional Employees Hired After 7/29/99 and Reliant Resources Employee Time Off and Retiree Program Brief Summary 2003 For Non-Represented Employees Transitional From Niagara Mohawk Hired Before 7/29/99.
Local 97 Educational Assistance — Agreement Between Orion Power Operating Services Coldwater, Inc. and Local Union 97 (February 8, 2001)
Disability Retirement and Separation Allowance Plan
Seller Plans sponsored, maintained or contributed to by a Company
401(k) Plans
Orion Power Holdings, Inc. 401(k) Savings Plan
Reliant Resources, Inc. Union Savings Plan
Severance Plans
Reliant Resources, Inc. 2003 Involuntary Severance Benefits Plan for Employees With Annual Base Pay Less Than $150,000 As Amended and Restated Effective January 9, 2004
Reliant Resources, Inc. 2003 Involuntary Severance Benefits Plan for Employees With Annual Base Pay At Least $150,000 But Less Than $200,000 As Amended and Restated Effective January 9, 2004

Reliant Resources, Inc. 2003 Involuntary Severance Benefits Plan for Employees With Annual Base Pay $200,000 and Above As Amended and Restated Effective January 9, 2004
Health and Welfare Plans
Reliant Resources, Inc. Group Welfare Benefits Plan — See attached for vendors and eligible groups.
Incentive Plans
Reliant Resources, Inc. Annual Incentive Compensation Plan
Reliant Resources, Inc. 2002 Long-Term Incentive Plan
Reliant Resources, Inc. 2002 Stock Plan
Non-Union Education Assistance
Reliant Energy Health and Welfare Benefit and Financial Security Plans

Schedule 4.10(a) — Attachment

Plan/Vendor	Plan Type	Covered Employees	Funding
MEDICAL
Capital District Physician’s Health Plan HMO (CDPHP	HMO	Local 97	Fully insured
CareFirst BCBS	Comp Plan (90/10	Local 97	Self Insured
	PPO Plan 8 ($20 Co-pay)	Non Bargaining, Local 97	Self insured
	PPO Plan 4 ($1,000 Ded)	Non Bargaining	Self insured
Excellus HMO (Formerly BCBS or Central NY)	HMO	Local 97	Fully insured
MENTAL HEALTH
Magellen	Managed Mental Health	Non Bargaining Local 97	Self insured
EAP		Non Bargaining	Self insured
PRESCRIPTION
Advanced PCS	Prescription Drugs — policy 5109	Non Bargaining, Local 97	Self insured
DENTAL
Delta Dental	PPO	Non Bargaining	Self insured
	Gold/Silver	Local 97	Self insured
VISION
Vision Service Plan	VSP PPO	Non Bargaining	Self insured
	VSP Discount Plan	Local 97	Self insured
WELFARE
Cigna — Life, AD&D, BTA, State Disability	Life- Basic	Non Bargaining — 1X up to $300,000	Full insured
Local 97 — Plan A§ = 1.5 X or Plan B** = 2.5 up to $200,000, includes disability benefit
	AD&D — Basic	Local 97 — Plan A = 1.5 X or Plan B = 2.5	Full insured
	BTA	Non Bargaining — $200,000 Local 97	Full insured
	State Disability	Non Bargaining Local 97	Full insured
UNUM — LTD	LTD	Non Bargaining Local 97 (EE w/hire date after 2/8/01)	Full insured
Self-insured	LTD	Local 97 (EE w/hire date after 2/8/01 or before)	Self-insured/pension benefit
ADMINISTRATION
Synhrgy	Benefits Service Center 713-207-7373 800-932-7444	Non Bargaining Local 97
OTHER
Section 125 Plan	Pretax deductions. FSA’s — dependent and medical	Non Bargaining	$5,000 dependent $3,000 health
		Local 97	$5,000 dependent $2,500 health

§	This plan only applies to employees who were hired prior to 10/1/84 and elected this plan when initially eligible and have maintained their enrollment

**	Employees hired on or after 2/8/01

Schedule 4.10(c)
Employee Benefit Matters
As a result of an error by the plan’s actuary, a required contribution for approximately $194,000 to the Retirement Plan that was due on September 15, 2002, was not made until January of 2003. Seller or an Affiliate of Seller filed Form 10 (Notice of Reportable Events) with the PBGC and Form 5330 with the IRS. Neither the PBGC nor the IRS imposed any additional penalties or took any further action.

Schedule 4.12
Environmental Matters
The environmental conditions disclosed in the documents listed on this Schedule are incorporated herein by reference.
1.	The School Street Station has a Consent Order relating to remediation. This Consent Order was issued to Niagara Mohawk. There is a Memorandum of Understanding between NiMo and Erie that requires Erie to be responsible for all cleanup costs and other liabilities associated with the Consent Order.

2.	The Ephratah Station has received four citations from the NYSDEC related to excessive pond drawdown.

3.	The Chasm Falls Hydro Station received an Order on Consent for failure to properly distribute Copies 3 and 4 of a Hazardous Waste Manifest. The Order must be signed and returned along with the penalty payment of $1,000 by no later than May 4, 2004.

4.	The Carr Street Generating Station received a letter from the U.S. Environmental Protection Agency stating that units A and B exceeded emissions for sulfur dioxide in 2001, as neither unit held any sulfur dioxide allowances in their accounts as of March 1, 2002. In accordance with 40 CFR Section 77.6 of the Acid Rain Program regulations, the penalty to be paid is $5,548. Payment of this amount is due by May 29, 2004.

5.	Phase II Environmental Site Assessments prepared by Fluor Daniel GTI in September 1999 for the following hydropower sites: Beardslee, Belfort, Bennetts Bridge, Blake Falls, Colton, Deferiet, E.J. West, Ephratah, Flat Rock, Granby, Hannawa Falls, Hydraulic Race, Inghams Mills, Mechanicville, Norfolk, Norwood, Piercefield, Rainbow Falls, Raymondville, School Street, Sherman Island, South Edwards, Spier Falls, Stuyvesant Falls and Trenton Falls.

6.	Independent Technical Review, Orion Power Hydro Projects (NY) July 1999, Stone & Webster Management Consultants, Inc.

7.	Independent Technical Review, Orion Power New York, LP Hydroelectric Assets September 4, 2002, Stone & Webster Consultants, Inc.

8.	Independent Technical Review, Orion Power New York, LP Thermal Assets, September 4, 2002, Stone & Webster Consultants, Inc.

9.	Commerce and Industry Insurance Company Pollution Legal Liability Select Insurance Policy No. 808 67 02

10.	Environmental Site Assessment, East Syracuse Generating Plant (n/k/a Carr Street Generating Station), conducted by Dames & Moore for Orion Power Holdings, Inc. on April 23, 1998.

11.	Phase I Site Assessment, A&R Industrial, prepared for U.S. Generating Company, Syracuse New York, by Galson Consulting, January 1999.

12.	Independent Engineer’s Report (Assessment of East Syracuse Generating Station n/k/a Carr Street Generating Station) by Aptech Engineering dated April 1998.

13.	Under the terms of the Asset Sale Agreement between Niagara Mohawk Power Corporation (“NiMo”) and Erie Boulevard Hydropower, L.P. dated December 12, 1998, NiMo retained all liability relating to the release of 14,000 cubic yards of sand in 1997 at the Chasm Falls Hydroelectric Facility. On September 1, 2000, NiMo entered into a Consent Decree with the New York State Department of Environmental Conservation (“NYSDEC”) requiring NiMo to, among other things, develop and implement an NYSDEC-approved long-term Sediment Management Plan (“SMP”). In November 2000, NiMo submitted an SMP to the NYSDEC, and the NYSDEC subsequently raised a number of questions regarding the SMP. NiMo has since responded to those questions, and on April 1,2004 a final draft SMP was submitted to the New York State Attorney General’s Office. NiMo is currently awaiting a response.

14.	NYSDEC Spill Number 0401049 — Beardslee Hydro, East Canada Creek. On April 29, 2004, there was a spill of less than one gallon of non-PCB oil from the residual oil in the basement of the Beardslee Hydro, affecting the tailrace area of the facility.

15.	NYSDEC Spill Number 0401119 — Inghams Hydro, East Canada Creek. On May 2, 2004, there was a spill of approximately one to two gallons of non-PCB oil from the residual oil in the basement of the Inghams Hydro, affecting the tailrace of the facility.

16.	NYSDEC Spill Number 0401322 — Soft Maple Hydro, Beaver River. On May 7, 2004, there was a spill of less than one gallon of non-PCB oil from the Unit 1 wheel pit at the Soft Maple Hydro, affecting the tailrace of the facility.

Schedule 4.13
Intellectual Property
None.

Schedule 4.15
Tangible Personal Property
Those computer systems and related hardware and software for enterprise-wide functions, including financial accounting, accounts payable, purchasing, work management, materials management, cash management, logistics, scheduling and energy trading that are owned or held by Seller or a Non-Company Affiliate or Affiliates (including the items listed on Section 4.13 of the Seller’s Disclosure Schedule), excluding (i) the hardware and computer systems that are located at the Facilities, (ii) software that is licensed to Erie, Carr Street or OPNY GP II, and (iii) the software listed below:
•	NY Bidding Spreadsheet

•	NY Bid Tool

•	NY Settlements Tool

•	Common Plant Historian or Plant Information

•	Coned supplied application

•	HydroTelegyr EMS

•	Projectwise (Cadd drawing check in and check out system)

•	LaserFiche (document management system)

•	Microstation (versions 7 and 8)and a couple of AutoCad licenses.

•	RTA Fleet for fleet management

•	A proprietary program written for us to help manage our property taxes.

•	Scanning software for wide-format scanners

•	Autovue

•	Powerchute software,

•	Veritas BackupExec

•	OpenManage

•	CoStar labelwriter for a desktop label printer

•	Mapping (geographic) software.

•	CD burning software

•	MS FrontPage, Project, Visio, and Publisher
The licenses for the following software used by the Company are held by a Non-Company
Affiliate:
ABB Ranger
Trader.ems
Fuels Management System
Commercial Operations & Support
Air Bulk Sampling System
ATRisk
“Comprehensive Allowance Management System”
Capital Project Management System
Employee Training & Certification System
GenFuel Tracking
GenFuel — labvantage — interface
Mobile Maintenance Services System
PAXiT
Plantware 32
Primavera

Process Mapping Application

CTAM Web
Drawings Index
EGIS
EGIS Portal
EROWeb
Engineering Status (Project Management System)
Generation Performance and Reliability
Miss Opportunity Revenue
Outage Scheduling System
Outage Scheduling Optimization
Root Cause Analysis
SharePoint Document Management System
Station / Unit Information
RedTag
IFIX & PI Data Feeds (ODBC)
CT Scheduling Rate Program
Dispatch Simulator
Station Planning & Opportunity Tool
Weather Scraper
Allowance Tracking Workstation
Contractor Time and Material
SCT Banner Fuels System
Tool Hound
Welders Qualification System (WQS)
PJM Bid Tool
SAP
MS Office

Schedule 4.16
Real Property
1.	Stuyvesant Falls Hydro Corporation v. Erie Boulevard Hydropower, L.P.

2.	Town of Moreau has threatened to condemn property at the Spier Falls, Feeder Dam and Sherman Island Facilities

3.	At Bennett’s Bridge reservoir (which provides storage to Bennett’s Bridge and Lighthouse Hill), a number of camps have been constructed below the high water line at Noble Shores.

Schedule 4.17
Good Operating Practices
None.

Schedule 4.19
Sufficiency
1.	Terminated Contracts.

2.	Enterprise wide functions including tax services, financial accounting, legal, treasury, purchasing, information technology, human resources and risk management.

3.	Insurance coverage.

4.	Those Permits the transfer of which requires Consent which has not been obtained or with respect to which this transaction requires a replacement Permit.

5.	Seller Marks.

6.	The software listed on Schedule 4.15, the license to which is held by a Non-Company Affiliate.

Schedule 4.21 — Banks

Company Name	Bank Name	Account Number	Account Name	Location	Signers
Erie Blvd.	Bank of America	3751356110	Revenue	Dallas, TX	Dan Hannon
					William S. Waller, Jr.
					Lloyd Whittington

Erie Blvd.	Bank of America	3751356149	Operating	Dallas, TX	Dan Hannon
					William S. Waller, Jr.
					Lloyd Whittington

Erie Blvd.	Bank of America	3299787236	Controlled Disbursement	Dallas, TX	Dan Hannon
					William S. Waller, Jr.
					Lloyd Whittington

Carr Street Generating	Bank of America	3751356123	Revenue	Dallas, TX	Dan Hannon
					William S. Waller, Jr.
					Lloyd Whittington

Carr Street Generating	Bank of America	3751356152	Operating	Dallas, TX	Dan Hannon
					William S. Waller, Jr.
					Lloyd Whittington

Carr Street Generating	Bank of America	3299787194	Controlled Disbursement	Dallas, TX	Dan Hannon
					William S. Waller, Jr.
					Lloyd Whittington

Orion Power Operating Services	Bank of America	3751517807	General Fund	Dallas, TX	Dan Hannon
Coldwate					William S. Waller, Jr.
					Lloyd Whittington

Orion Power Operating Services	Bank of America	3299787269	Controlled Disbursement	Dallas, TX	Dan Hannon
Coldwater					William S. Waller, Jr.
					Lloyd Whittington

Orion Power Operating Services	Bank of America	3751517849	General Fund	Dallas, TX	Dan Hannon
Carr Street					William S. Waller, Jr.
					Lloyd Whittington

Orion Power Operating Services	Bank of America	3299787186	Controlled Disbursement	Dallas, TX	Dan Hannon
Carr Street					William S. Waller, Jr.
					Lloyd Whittington

Orion Power New York GP II, Inc.	Mellon Bank	119-3289	General Fund	Pittsburgh, PA	Dan Hannon
					William S. Waller, Jr.
					Lloyd Whittington

Orion Power New York GP II, Inc.	Mellon Bank	119-3297	Controlled Disbursement	Pittsburgh, PA	Dan Hannon
					William S. Waller, Jr.
					Lloyd Whittington

*	Note: William S. Waller, Jr., will be leaving effective June 30, 2004, and will be replaced by another authorized signer.

Schedule 4.21
Banks
1.	Powers of attorney granted in connection with the following:
(a) (i) the Amended and Restated Credit Agreement, dated as of October 28, 2002, among Orion Power New York, L.P., as Borrower, Banc of America Securities LLC and BNP Paribas, as Lead Arrangers and Joint Book Runners, the lenders party thereto, and Bank of America, N.A., as Issuing Bank and as Administrative Agent, as amended to date, (b) the “Financing Documents” as defined therein or executed pursuant thereto and as amended to date, and (c) any of the “Credit Parties’” (as defined therein) organizational documents.
(b) (i) the Second Amended and Restated Credit Agreement dated October 28, 2002, among Orion Power Midwest, L.P., as Borrower, Banc of America Securities LLC and BNP Paribas, as Lead Arrangers and Joint Book Runners, the lenders parties thereto, Bank of America, N.A., as Issuing Bank and Administrative Agent, as amended to date, and (ii) the “Financing Documents” as defined therein or executed pursuant thereto and as amended to date.
(c) (i) the Amended and Restated Credit and Guaranty Agreement, dated as of March 28, 2003, by and among Reliant Energy, Inc. and the other Credit Parties referred to therein; the Lenders referred to therein; Bank of America, N.A., as Administrative Agent, as Collateral Agent, and as an Issuing Bank; and Barclays Bank, PLC and Deutsche Bank AG, New York Branch, as syndication agents for the Lenders, as amended to date and (ii) the “Fundamental Documents” as defined therein or executed pursuant thereto and as amended to date.
2.	Power of Attorney in favor of Orion Power New York G.P. Inc. on behalf of Erie Boulevard Hydropower, L.P.
3.	Power of Attorney in favor of Orion Power New York G.P. Inc. on behalf of Carr Street Generating Station, L.P.

Schedule 5.03(c)
Buyer Governmental Approvals
1. Federal Energy Regulatory Commission Approvals (“FERC”)
     Application for the transfer of control of assets under Section 203 of the FPA.
     Notice of Change in Status regarding Erie Boulevard Hydropower, LP’s market-based rate authorization pursuant to Section 205 of the FPA (FERC Docket No. ER99-1764-000).
     Notice of Change in Status regarding Orion Power New York GP, II Inc.’s market-based rate authorization pursuant to Section 205 of the FPA (FERC Docket No. ER02-2435-000).
     Notice of Change in Status regarding Carr Street Generating Station, LP’s market-based rate authorization pursuant to Section 205 of the FPA (FERC Docket No. ER98-4095-000).
     Notice of Change in Exempt Wholesale Generator Status or New Application for Exempt Wholesale Generator Status for Erie Boulevard Hydropower, LP (FERC Docket No. EG99-156-000).
     Notice of Change in Exempt Wholesale Generator Status or New Application for Exempt Wholesale Generator Status for Orion Power New York GP, II (FERC Docket No. EG02-178-000).
     Notice of Change in Exempt Wholesale Generator Status or New Application for Exempt Wholesale Generator Status for Carr Street Generating Station, LP (FERC Docket No. EG98-101-000).
     Notice of Change in Exempt Wholesale Generator Status or New Application for Exempt Wholesale Generator Status for COSI Coldwater Inc. (FERC Docket No. EG99-204-000).
     Notice of Change in Exempt Wholesale Generator Status or New Application for Exempt Wholesale Generator Status for Orion Power Operating Services Carr Street, Inc. (FERC Docket No. EG99-205-000).
2. New York Public Service Commission Approvals (“NYPSC”)
     Application for “lightened regulation” approving the transaction pursuant to § 70 of the New York Public Service Law.
     Application seeking authorization of the transaction pursuant to § 69 of the New York Public Service Law if stocks, bonds or other forms of indebtedness are issued in order to pay for the acquisition.
3. Hart-Scott-Rodino Act
     Applicable requirements under the HSR Act.

Schedule 6.02
Certain Permitted Actions
1. OPNY Corporate Reorganization
At Seller’s election, OPNY GP II may be converted to a limited liability company, in which event the membership interests of which shall be contributed to Erie. In connection with such reorganization, OPNY GP II may grant a lien on its membership interests and issue a guaranty to the OPNY LP and Orion Power MidWest, L.P. lenders.
2. OPOS Corporate Reorganization
At Seller’s election, OPOS Carr Street and OPOS Coldwater may each be converted into limited liability companies, in which event the membership interests of such limited liability companies shall be contributed to Carr Street and Erie, respectively. In connection with such reorganization, OPOS Carr Street and OPOS Coldwater may each grant liens on their membership interests and issue guaranties to the OPNY LP and Orion Power MidWest, L.P. lenders.
3. Negotiation and, subject to OPNY lender approval, execution of an Operating Agreement for Motoring and Control Center Communications between Erie and Niagara Mohawk substantially in accordance with the Memorandum of Understanding with respect thereto dated March 16, 2001.
4. Negotiation and, subject to OPNY lender approval, execution of a Facilities Services Agreement between Erie and OPOS Coldwater.

Schedule 6.02(b)(iv)
Permitted Capital Expenditures

	2004	2005

Capital Expenditures*	$11,356,000	$15,656,000

*	Excludes any amount expensed pursuant to the Company’s capitalization policy.

Schedule 6.02(b)(iv)
Permitted Capital Expenditures
Capital Expenditure Detail — 2004 to 2005

Basin	ProjectName	2004	2005

EBH	EBH EBH Vehicle Replacements
	EBH New RTU Installation (Post PPA Preparation)
	EBH River Dispatch Optimization Tool
	EBH River Radio Communication System
EBH Total		2,907,300	756,800

Hudson	Hudson Beardslee Replace Relay/control panel
	Hudson EJ West RTU
	Hudson EJ West Tail Race Gates (Stop Logs)
	Hudson EPHRATA Auto Start Stop
	Hudson Feeder Auto Start Stop
	Hudson Feeder Trashracks & fish handling
	Hudson INGHAMS Auto Start Stop
	Hudson Johnsonville Auto Start Stop
	Hudson Johnsonville Fish Protection Measure
	Hudson Schaghticoke Auto Start Stop
	Hudson Schaghticoke Pneumatic Flashoboards
	Hudson Schaghticoke RTU
	Hudson School Street Auto Start Stop
	Hudson School Street Canal intake gates & structure
	Hudson School Street Downstream Fish Conveyance
	Hudson School Street Recreation & Public Enhancements
	Hudson School Street Trash racks
	Hudson Schuyerville auto start stop
	Hudson Sherman Island Bypass structure (New Small Dam)
	Hudson Sherman Island RTU
	Hudson Sherman Island Rubber dam New
	Hudson Sherman Island Unit 2 Rewind
	Hudson Sherman Island Unit 3 Rewind
	Hudson Spier Falls New RTU
	Hudson Spier Falls Unit 9 rewind
	Hudson Testing Equipment
Hudson Total		4,583,847	11,062,700

Ontario	Ontario Beebee Island Car-Top Boat Launch (New Recreation)
	Ontario Beebee Island Trashracks
	Ontario Belfort New Auto start/stop system
	Ontario Bennetts Bridge Powerhouse Lighting
	Ontario Bennetts Bridge auto stop start
	Ontario Black River Canal Headgates
	Ontario Eagle Falls New Auto Start/Stop system
	Ontario Eagle Falls Remote Terminal Unit replacement
	Ontario Effley Generator Rewinds Unit 1
	Ontario Effley New Auto start/stop system one unit
	Ontario Effley Penstocks (>10ft/>4”)
	Ontario Elmer New Auto start/stop system one unit
	Ontario Elmer New SCADA system

Capital Expenditure Detail — 2004 to 2005

Basin	ProjectName	2004	2005

	Ontario Fulton Auto Start Stop
	Ontario Fulton Fish passage, trashracks, min.flow
	Ontario Glenwood Rewind Unit # 3
	Ontario Grandby Trash rake
	Ontario High Falls Gen. Rewind U1
	Ontario High Falls Gen. Rewind U2
	Ontario High Falls New Auto Start/Stop System
	Ontario Lighthouse Battery Replacement
	Ontario Minetto Rewind Generator U1
	Ontario Minetto Trashrack replace in 2 bays
	Ontario Moshier RTU replacement
	Ontario Oswego Falls E. Generator Rewinds Unit 2
	Ontario Oswego Falls E. Generator Rewinds Unit 3
	Ontario Oswego Falls East New Auto Start System
	Ontario Oswego Falls W. 1” Trashracks
	Ontario Sewalls New Auto Start System
	Ontario Taylorville New Auto Start/Stop System
	Ontario Trenton New Recreation Facility
	Ontario Varick Auto Stop Start
	Ontario Varick Bypass enhancement New Small Dam
	Ontario Varick Eel passage
	Ontario Varick Trash Rake
	Ontario Waterport Headgate Operators
Ontario Total		1,421,201	1,586,200

St. Lawrence	St Lawrence Higley Redevelopment (Under Construction 2002)
	St. Lawrence Allens Falls Auto Start Stop
	St. Lawrence Blake Recreation (2005) (new)
	St. Lawrence Browns Falls Rewind #1 Generator
	St. Lawrence Browns Falls Rewind #2 Generator & Runner
	Replacement
	St. Lawrence Carry Falls Recreation (2005) (New)
	St. Lawrence Colton 1 Runner Replacement
	St. Lawrence Colton Recreation (2004) (New)
	St. Lawrence Colton Replace Oil System (Pressure
	Governor/Control)
	St. Lawrence East Norfolk Recreation (2005) (New)
	St. Lawrence East Norfolk Tainter Gate Repairs
	St. Lawrence Eel Weir auto stop start
	St. Lawrence Five Falls Fish Passage (2004) Conveyance
	St. Lawrence Five Falls Recreation (2005) (New)
	St. Lawrence Flat Rock auto stop start
	St. Lawrence Franklin Falls Rewind #2 Generator
	St. Lawrence Hannawa auto start stop
	St. Lawrence Hannawa Dike New Drainage System
	St. Lawrence Hannawa Recreation (2004) (New)
	St. Lawrence Heuvelton Auto Stop Start
	St. Lawrence Higley Replace Broom (Tainter) Gate
	St. Lawrence MACOMB Auto Stop Start
	St. Lawrence Norfolk Fish Protection (2004) Trash Rack
	St. Lawrence Norfolk Recreation (2005) (New)
	St. Lawrence Norwood Recreation (2005) (New)

Capital Expenditure Detail — 2004 to 2005

Basin	ProjectName	2004	2005

	St. Lawrence Parishville Auto Stop Start
	St. Lawrence Piercefield 1 St. Lawrence Batt — 2004
	St. Lawrence Piercefield 1 St. Lawrence Batt — 2005
	St. Lawrence Piercefield Auto Stop Start
	St. Lawrence Piercefield Rewind #2 Generator
	St. Lawrence Rainbow Fish Passage (2005) Conveyance
	St. Lawrence Rainbow Recreation (2005) (New)
	St. Lawrence Raymondville Recreation (2005) (New)
	St. Lawrence South Colton Fish Passage (2004) Conveyance
	St. Lawrence South Colton Recreation (2005) (New)
	St. Lawrence SOUTH EDWARDS auto stop start
	St. Lawrence Stark 1 GSU Transformer Replace
	St. Lawrence Stark Recreation (2005) (New)
	St. Lawrence Sugar Island auto Stop Start
	St. Lawrence Sugar Island Recreation (2004) New
	St. Lawrence Sugar Island Rewind #1 Generator
	St. Lawrence Newton Falls Lower auto stop start
	St. Lawrence Newton Falls Upper auto stop start
	St. Lawrence Newton Falls Other
St. Lawrence Total		2,355,058	2,222,323

Carr Street	Carr Street Capex
Carr Street Total		88,000	27,500

Schedule 6.05(a)
Support Obligations

Cash Collateral
Niagara Mohawk	$400,092
Letter of credit issued to Liberty Mutual securing $8,750 surety bond posted to NYSDEC.
Letters of credit issued to secure payment obligations under Material Contracts, but in no event to exceed $15,000,000 in the aggregate.

Schedule 6.06
Excluded Assets
None.

Schedule 6.07
Terminated Contracts
1.	Netting Agreement among Reliant Energy Services, Inc., Carr Street Generating Station, LP, Erie Boulevard Hydropower, LP, Astoria Generating Company, LP and Orion Power New York, LP dated October 28, 2002*

2.	RES Services Agreement among Reliant Energy Services, Inc., Carr Street Generating Station, LP, Erie Boulevard Hydropower, LP, Astoria Generating Company, LP and Orion Power New York, LP dated October 28, 2002*

3.	REWS Services Agreement among Reliant Energy Wholesale Services Company, Erie Boulevard Hydropower, LP, Carr Street Generating Station, LP, Astoria Generating Company, LP and Orion Power New York, LP dated October 28, 2002*

4.	Base Contract for Sale and Purchase of Natural Gas (NAESB) between Reliant Energy Services, Inc. and Carr Street Generating Station, LP dated December 1, 2003

5.	Tax Sharing Agreement dated effective as of October 1, 2002, by and among Reliant Resources, Inc., and each other affiliated entity listed on Schedule A thereto.**

*	To be terminated as to Erie and Carr Street only

**	To be terminated as to OPNY GPII, OPOS Coldwater and OPOS Carr Street only

Schedule 6.13(c)
Affiliate Employees

Linda Becker	—	Human Resources Manager
Amy Brown	—	Technical Analyst I
Frank Carello	—	Sourcing Specialist Staff
Robert Easterly	—	Tax Manager I
Dimitrios Mihou	—	Safety Representative IV
Ernie Pichette	—	Technical Analyst III

Schedule 7.01(c)
Company Lien Release Consents
1. Consents necessary to effect the Closing under (a) the Amended and Restated Credit Agreement, dated as of October 28, 2002, among Orion Power New York, L.P., as Borrower, Banc of America Securities LLC and BNP Paribas, as Lead Arrangers and Joint Book Runners, the lenders party thereto, and Bank of America, N.A., as Issuing Bank and as Administrative Agent, as amended to date, (b) the “Financing Documents” as defined therein or executed pursuant thereto and as amended to date, and (c) any of the “Credit Parties’” (as defined therein) organizational documents.
2. Consents necessary to effect the Closing under (i) the Second Amended and Restated Credit Agreement dated October 28, 2002, among Orion Power Midwest, L.P., as Borrower, Banc of America Securities LLC and BNP Paribas, as Lead Arrangers and Joint Book Runners, the lenders parties thereto, Bank of America, N.A., as Issuing Bank and Administrative Agent, as amended to date, and (ii) the “Financing Documents” as defined therein or executed pursuant thereto and as amended to date.
3. Consents necessary, if any, to effect the Closing under (i) the Amended and Restated Credit and Guaranty Agreement, dated as of March 28, 2003, by and among Reliant Energy, Inc. and the other Credit Parties referred to therein; the Lenders referred to therein; Bank of America, N.A., as Administrative Agent, as Collateral Agent, and as an Issuing Bank; and Barclays Bank, PLC and Deutsche Bank AG, New York Branch, as syndication agents for the Lenders, as amended to date and (ii) the “Fundamental Documents” as defined therein or executed pursuant thereto and as amended to date.

Schedule I-1
Seller’s Knowledge

Mark Sudbey	—	Senior Vice President
Dan Hannon	—	Senior Vice President, Finance and Corporate Development
Glenn Camus	—	Assistant Secretary
Dave Youlen	—	Managing Director — Hydro
Andrew Johannesen	—	Director, Corporate Development
Vince Cegielski	—	Director — Generation Operations Accounting
Walter “Fred” McGuire	—	Vice President, Environmental, Safety and Industrial Health
Mike Fredell	—	Director, State and Property Tax

Schedule I-2
Buyer’s Knowledge

Harry Goldgut	—	Co-Chairman and Chief Executive Officer
Richard Legault	—	President and Chief Operating Officer
Colin Clark	—	Executive Vice President and Chief Technical Officer
Carlos Felipe M. Pinel	—	Director, Corporate Planning and Development
Michel Beaudin	—	Vice President, Corporate Development